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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Quanta Services, Inc.'s previously filed Registration Statement on Form S-8 No. 333-47069.

ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 1998